SECOND AMENDMENT TO THE EQUITY COMMITMENT AGREEMENT

This Second Amendment (this "Amendment"), dated as of June 25, 2010 and effective as of June 20, 2010, is made and entered into by and among Visteon Corporation (as debtor-in-possession and a reorganized debtor, as applicable, the "Company") and the Investors whose signatures are set forth below (the "Amending Investors").  Capitalized terms used and not otherwise defined herein have the meanings set forth in the Equity Commitment Agreement (as defined below).

WHEREAS, the Company and the Amending Investors are parties to that certain Equity Commitment Agreement, dated as of May 6, 2010 (as amended by that certain First Amendment to the Equity Commitment Agreement, dated as of June 13, 2010, the "Equity Commitment Agreement");

WHEREAS, Section 11.7 of the Equity Commitment Agreement provides, among other things, that the Equity Commitment Agreement may be amended only in a writing signed by the Company and all of the Lead Investors, subject to the other provisions set forth in the Equity Commitment Agreement; and

WHEREAS, the Company and the Amending Investors wish to amend the Equity Commitment Agreement, and the Amending Investors include all of the Lead Investors;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Equity Commitment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A. Amendments to the Equity Commitment Agreement.  The Equity Commitment Agreement is hereby amended as follows:

1. Section 7.2(b) - Milestone Date.  Clause (iv) of Section 7.2(b) of the Equity Commitment Agreement shall be amended by deleting the phrase "June 20, 2010" and replacing it with the phrase "July 2, 2010".

2. Section 10.1(c) - Milestone Date.  Clause (ii) of Section 10.1(c) of the Equity Commitment Agreement shall be amended by deleting the phrase "June 20, 2010" and replacing it with the phrase "July 2, 2010".

B. Miscellaneous. This Amendment and the Equity Commitment Agreement, together, contain the complete agreement among the parties hereto and thereto and supersede any prior understandings, agreements, letters of intent, or representations by or among such parties, written or oral, that may have related to the subject matter hereof in any way.  Except as specifically amended hereby, the Equity Commitment Agreement, as amended hereby, shall remain in full force and effect.  The terms and provisions of Sections 11.1 through 11.8 and 11.10 of the Equity Commitment Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

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IN WITNESS WHEREOF, the parties have executed or caused this Amendment to be executed as of the date first written above.

VISTEON CORPORATION
By:	/s/ Michael Sharnas
Name: Michael Sharnas Title: General Counsel

[Second Amendment to the Equity Commitment Agreement – Company Signature Page]

CQS CONVERTIBLE AND QUANTITATIVE STRATEGIES MASTER FUND LIMITED
By:	/s/ Kevin Jones
Name: Kevin Jones Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

CQS DIRECTIONAL OPPORTUNITIES MASTER FUND LIMITED
By:	/s/ Kevin Jones
Name: Kevin Jones Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

DEUTSCHE BANK SECURITIES INC. (Solely with Respect to the Distressed Products Group)
By:	/s/ Ray Costa
Name: Ray Costa Title: Managing Director

By:	/s/ C. J. Lanktree
Name: Charles J. Lanktree Title: Managing Director

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

ELLIOTT INTERNATIONAL, L.P.
By:	Elliott International Capital Advisors Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg Title: Vice President

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

GOLDMAN, SACHS & CO., solely with respect to the High Yield Distressed Investing Group
By:	/s/ Justin Slatky
Name: Justin Slatky Title: Managing Director

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

KIVU INVESTMENT FUND LIMITED
By:	/s/ Kevin Jones
Name: Kevin Jones Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

MONARCH MASTER FUNDING LTD
By:	MONARCH ALTERNATIVE CAPITAL LP, its investment advisor

By:	/s/ Christopher Santana
Name: Christopher Santana Title: Managing Principal

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

OAK HILL ADVISORS, L.P., on behalf of certain private funds and separate accounts that it manages
By:	/s/ Scott D. Krase
Name: Scott D. Krase Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

SOLUS ALTERNATIVE ASSET MANAGEMENT LP, as investment advisor to its private funds
By:	/s/ Chris Pucillo
Name: Chris Pucillo Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

THE LIVERPOOL LIMITED PARTNERSHIP
By:	Liverpool Associates, Ltd., as General Partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg Title: Vice President

[Second Amendment to the Equity Commitment Agreement – Lead Investor Signature Page]

ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.
By:	Alden Global Distressed Opportunities Fund GP, LLC, its general partner

By:	/s/ Jim Puohg
Name: Jim Puohg Title: Vice President

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

ALLEN ARBITRAGE, L.P.

By:	/s/ Aditya Khanna
Name: Aditya Khanna Title: Vice President

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

ALLEN ARBITRAGE OFFSHORE

By:	s/ Aditya Khanna
Name: Aditya Khanna Title: Vice President

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

ARMORY MASTER FUND LTD.
By:	Armory Advisors LLC, its Investment Manager

By:	/s/ Jay Burnham
Name: Jay Burnham Title: Manager

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CAPITAL VENTURES INTERNATIONAL
By:	Susquehanna Advisors Group, Inc.,
its authorized agent
By:	/s/ Joel Greenberg
Name: Joel Greenberg Title: Vice President

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CASPIAN CAPITAL PARTNERS, L.P.
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ David Corleto
Name: David Corleto Title: Principal

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CASPIAN SELECT CREDIT MASTER FUND, LTD
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ David Corleto
Name: David Corleto Title: Principal

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CITADEL SECURITIES LLC

By:	/s/ Richard Correia
Name: Richard Correia Title: COO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CSS, LLC

By:	/s/ Jerry White
Name: Jerry White Title: Partner

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CUMBERLAND PARTNERS
By:	CUMBERLAND GP LLC, its General Partner

By:	/s/ Barry Konig
Name: Barry Konig Title: Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CUMBERLAND BENCHMARKED PARTNERS, L.P.
By:	CUMBERLAND BENCHMARKED GP LLC, its General Partner

By:	/s/ Barry Konig
Name: Barry Konig Title: Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

LONGVIEW PARTNERS B, L.P.
By:	LONGVIEW B GP LLC, its General Partner

By:	/s/ Barry Konig
Name: Barry Konig Title: Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CUMBER INTERNATIONAL S.A.
By:	CUMBERLAND ASSOCIATES LLC, as Investment Adviser

By:	/s/ Barry Konig
Name: Barry Konig Title: Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CYRUS EUROPE MASTER FUND LTD.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:	/s/ Brennan J. McCaw
Name: Brennan J. McCaw Title: CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:	/s/ Brennan J. McCaw
Name: Brennan J. McCaw Title: CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CRESCENT 1 L.P.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:	/s/ Brennan J. McCaw
Name: Brennan J. McCaw Title: CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CRS FUND LTD.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:	/s/ Brennan J. McCaw
Name: Brennan J. McCaw Title: CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

CYRUS OPPORTUNITIES MASTER FUND II, LTD.
By:	Cyrus Capital Partners, L.P. as Investment Manager

By:	/s/ Brennan J. McCaw
Name: Brennan J. McCaw Title: CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

HALBIS DISTRESSED OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Peter Sakon
Name: Peter Sakon Title: VP

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MARINER LDC
By:	Mariner Investment Group, as Investment Advisor

By:	/s/ David Corleto
Name: David Corleto Title: Principal

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MARINER LDC
By:	Riva Ridge Capital Management LP, as Investment Manager

By:	Riva Ridge GP LLC, GP to the Investment Manager
By:	/s/ Stephen Golden
Name: Stephen Golden Title: Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MERCED PARTNERS LIMITED PARTNERSHIP
By:	Global Capital Management, Inc., General Partner

By:	/s/ Thomas G. Rock
Name: Thomas G. Rock Title: Authorized Representative

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

MERCED PARTNERS II, L.P.
By:	Lydiard Partners, L.P., General Partner

By:	Tanglewood Capital Management, Inc.,

By:	/s/ Thomas G. Rock
Name: Thomas G. Rock Title: Authorized Representative

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

NEWFINANCE ALDEN SPV
By:	Alden Global Capital, its Trading Advisor

By:	/s/ Jim Puohg
Name: Jim Puohg Title: VP

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

QVT FUND LP
By:	QVT Associates GP LLC, its general partner

By:	/s/ Nicholas Brumm
Name: Nicholas Brumm Title: Managing Director

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

QUINTESSENCE FUND L.P.
By:	QVT Associates GP LLC, its general partner

By:	/s/ Nicholas Brumm
Name: Nicholas Brumm Title: Managing Director

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

RIVA RIDGE MASTER FUND, LTD
By:	Riva Ridge Capital Management LP,
as Investment Manager

By:	Riva Ridge GP LLC, GP to the Investment Manager

By:	//s/ Stephen Golden
Name: Stephen Golden Title: Managing Director

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SENECA CAPITAL, L.P.
By:	/s/ Mike Anastasio
Name: Mike Anastasio Title: CFO

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SILVER POINT CAPITAL, L.P. on behalf of its affiliates and related funds
By:	/s/ Michael Gatto
Name: Michael Gatto Title: Authorized Person

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SPECTRUM INVESTMENT PARTNERS, L.P.

By:	Spectrum Group Management LLC, its general partner

By:	/s/ Jeffrey A. Schaffer
Name: Jeffrey A. Schaffer Title: Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

SIPI MASTER LTD.

By:	Spectrum Investment Management LLC,

By:	/s/ Jeffrey A. Schaffer
Name: Jeffrey A. Schaffer Title: Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

STARK CRITERION MASTER FUND LTD.

By:	Stark Criterion Management LLC

By:	/s/ Donald T. Bobbs
Name: Donald T. Bobbs Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

THE SEAPORT GROUP LLC PROFIT SHARING PLAN

By:	Armory Advisors LLC, its Investment Advisor

By:	/s/ Jay Burnham
Name: Jay Burnham Title: Manager

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

UBS Securities LLC
By:	/s/ Daniel S. Frommer
Name: Daniel S. Frommer Title: Managing Director

UBS Securities LLC
By:	/s/ Jeffrey Teach
Name: Jeffrey Teach Title: MD

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

VENOR CAPITAL MASTER FUND LTD.
By:	/s/ Michael Wartell
Name: Michael Wartell Title: Authorized Signatory

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.

By:	Whitebox Credit ArbitageAdvisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

By:	/s/ Jonathan Wood
Name: Jonathan Wood Title: COO

Formerly:

WHITEBOX HEDGED HIGH YIELD PARTNERS, L.P.

By:	Whitebox Hedged High Yield Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]

WHITEBOX MULTI STRATEGY PARTNERS, L.P.

By:	Whitebox Multi-Strategy Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

By:	/s/ Jonathan Wood
Name: Jonathan Wood Title: COO

Formerly:

WHITEBOX COMBINED PARTNERS, L.P.

By:	Whitebox Combined Advisors, LLC, its General Partner

By:	Whitebox Advisors, LLC, its Managing Member

[Second Amendment to the Equity Commitment Agreement – Co-Investor Signature Page]